Summary of Income Tax Differs from Federal Statutory Rates (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Reconciliation Of Income Taxes [Line Items]
Federal rate of 34 percent	$ (754)	$ (2,159)
Add (subtract) effect of
Tax-exempt income, net of nondeductible interest expense	(116)	(144)
State income tax, net of federal benefit	13	206
Cash value of life insurance	(81)	(83)
Valuation allowance	948	6,535
Other items, net	234	302
Income tax	$ 244	$ 4,657